                                                                  EXHIBIT (16)

            VAN KAMPEN AMERICAN CAPITAL PACE FUND - CLASS A SHARES

         TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED JUNE 30, 1997


                                                                 n
Formula                                                    P(1+T)    =   ERV

Including Payment of the Sales Charge
Net Asset Value                                             $13.87
Initial Investment                                       $1,000.00   =   P
Ending Redeemable Value                                  $1,225.54   =   ERV
                                                                         n
One year period ended 06/30/97                                   1   =

TOTAL RETURN FOR THE PERIOD                                 22.55%   =   T

Excluding Payment of the Sales Charge
Net Asset Value                                             $13.87
Initial Investment                                       $1,000.00   =   P
Ending Redeemable Value                                  $1,300.59   =   ERV
                                                                         n
One year period ended 06/30/97                                   1   =

TOTAL RETURN FOR THE PERIOD                                 30.06%   =   T

            TOTAL RETURN CALCULATION FIVE YEARS ENDED JUNE 30, 1997

                                                                 n
Formula                                                    P(1+T)    =   ERV
Including Payment of the Sales Charge
Net Asset Value                                             $13.87
Initial Investment                                       $1,000.00   =   P
Ending Redeemable Value                                  $2,038.17   =   ERV
                                                                         n
Five years ended 06/30/97                                        5   =

TOTAL RETURN FOR THE PERIOD                                 15.30%   =   T

Excluding Payment of the Sales Charge
Net Asset Value                                             $13.87
Initial Investment                                       $1,000.00   =   P
Ending Redeemable Value                                  $2,163.11   =   ERV
                                                                         n
Five years ended 06/30/97                                        5   =

TOTAL RETURN FOR THE PERIOD                                 16.69%   =   T

            TOTAL RETURN CALCULATION TEN YEARS ENDED JUNE 30, 1997

                                                                 n
Formula                                                    P(1+T)    =   ERV

Including Payment of the Sales Charge
Net Asset Value                                             $13.87
Initial Investment                                       $1,000.00   =   P
Ending Redeemable Value                                  $2,762.34   =   ERV
                                                                         n
Ten years ended 06/30/97                                  10   =

TOTAL RETURN FOR THE PERIOD                                 10.69%   =   T

Excluding Payment of the Sales Charge
Net Asset Value                                             $13.87
Initial Investment                                       $1,000.00   =   P
Ending Redeemable Value                                  $2,931.42   =   ERV
                                                                         n
Ten years ended 06/30/97                                  10   =

TOTAL RETURN FOR THE PERIOD                                 11.35%   =   T


            TOTAL RETURN CALCULATION INCEPTION THROUGH JUNE 30, 1997

                                                                 n
Formula                                                    P(1+T)    =   ERV

Including Payment of the Sales Charge
Net Asset Value                                             $13.87
Initial Investment                                       $1,000.00   =   P
Ending Redeemable Value                                 $30,232.76   =   ERV
                                                                         n
Inception through 6/30/97                                    27.94   =

TOTAL RETURN FOR THE PERIOD                                 12.98%   =   T

Excluding Payment of the Sales Charge
Net Asset Value                                             $13.87
Initial Investment                                       $1,000.00   =   P
Ending Redeemable Value                                 $32,077.54   =   ERV
                                                                         n
Inception through 06/30/97                                   27.94   =

TOTAL RETURN FOR THE PERIOD                                 13.22%   =   T
            NON-STANDARDIZED COMULATIVE TOTAL RETURN CALCULATION
            INCEPTION THROUGH JUNE 30, 1997 IV:


Formula                      ERV - P
                            --------
                               P                                =   T

Including Payment of the Sales Charge
Net Asset Value                                             $13.87
Initial Investment                                       $1,000.00   =   P
Ending Redeemable Value                                 $30,232.76   =   ERV

TOTAL RETURN FOR THE PERIOD                              2,923.28%   =   T


Excluding Payment of the Sales Charge
Net Asset Value                                             $13.87
Initial Investment                                       $1,000.00   =   P
Ending Redeemable Value                                 $32,077.54   =   ERV

TOTAL RETURN FOR THE PERIOD                              3,107.75%   =   T

            VAN KAMPEN AMERICAN CAPITAL PACE FUND - CLASS B SHARES

         TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED JUNE 30, 1997

                                                           n
Formula                                              P(1+T)     =    ERV


Including Payment of the CDSC
Net Asset Value                                       $13.73
Initial Investment                                 $1,000.00    =    P
Ending Redeemable Value                            $1,240.84    =    ERV
                                                                     n
One year period ended 06/30/97                             1    =

TOTAL RETURN FOR THE PERIOD                           24.08%    =    T




Excluding Payment of the CDSC
Net Asset Value                                       $13.73
Initial Investment                                 $1,000.00    =    P
Ending Redeemable Value                            $1,290.84    =    ERV
                                                                     n
One year period ended 06/30/97                             1    =

TOTAL RETURN FOR THE PERIOD                           29.08%    =    T

           TOTAL RETURN CALCULATION FIVE YEARS ENDED JUNE 30, 1997

                                                           n
Formula                                              P(1+T)     =    ERV
Including Payment of the CDSC
Net Asset Value                                       $13.73
Initial Investment                                 $1,000.00    =    P
Ending Redeemable Value                            $2,060.95    =    ERV
                                                                     n
Five years ended 06/30/97                                  5    =

TOTAL RETURN FOR THE PERIOD                           15.56%    =    T



Excluding Payment of the CDSC
Net Asset Value                                       $13.73
Initial Investment                                 $1,000.00    =    P
Ending Redeemable Value                            $2,075.95    =    ERV
                                                                     n
Five years ended 06/30/97                                  5    =

TOTAL RETURN FOR THE PERIOD                           15.73%    =    T



           TOTAL RETURN CALCULATION INCEPTION THROUGH JUNE 30, 1997

                                                           n
Formula                                              P(1+T)     =    ERV


Including Payment of the CDSC
Net Asset Value                                       $13.73
Initial Investment                                 $1,000.00    =    P
Ending Redeemable Value                            $1,965.17    =    ERV
                                                                     n
Inception through 06/30/97                              5.47    =

TOTAL RETURN FOR THE PERIOD                           13.15%    =    T




Excluding Payment of the CDSC
Net Asset Value                                       $13.73
Initial Investment                                 $1,000.00    =    P
Ending Redeemable Value                            $1,965.17    =    ERV
                                                                     n
Inception through 06/30/97                              5.47    =

TOTAL RETURN FOR THE PERIOD                           13.15%    =    T



             NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                       INCEPTION THROUGH JUNE 30, 1997


Formula                           ERV - P
                                ----------
                                    P                      =  T


Including Payment of the CDSC
Net Asset Value                                       $13.73
Initial Investment                                 $1,000.00    =    P
Ending Redeemable Value                            $1,965.17    =    ERV

TOTAL RETURN FOR THE PERIOD                           96.52%    =    T



Excluding Payment of the CDSC
Net Asset Value                                       $13.73
Initial Investment                                 $1,000.00    =    P
Ending Redeemable Value                            $1,965.17    =    ERV

TOTAL RETURN FOR THE PERIOD                           96.52%    =    T

            VAN KAMPEN AMERICAN CAPITAL PACE FUND - CLASS C SHARES

         TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED JUNE 30, 1997


                                              n
Formula                                 P(1+T)          =       ERV

Including Payment of the CDSC
Net Asset Value                         $13.75
Initial Investment                   $1,000.00          =       P
Ending Redeemable Value              $1,280.44          =       ERV
                                                                n
One year period ended 06/31/97               1          =

TOTAL RETURN FOR THE PERIOD              28.04%         =       T


Excluding Payment of the CDSC
Net Asset Value                         $13.75
Initial Investment                   $1,000.00          =       P
Ending Redeemable Value              $1,290.44          =       ERV
                                                                n
One year period ended 06/30/97               1          =

TOTAL RETURN FOR THE PERIOD              29.04%         =       T

          TOTAL RETURN CALCULATION INCEPTION THROUGH JUNE 30, 1997


Formula                                 P(1+T)"         =       ERV

Including Payment of the CDSC
Net Asset Value                         $13.75
Initial Investment                   $1,000.00          =       P
Ending Redeemable Value              $1,774.85          =       ERV
                                                                n
Inception through 06/30/97                3.84          =


TOTAL RETURN FOR THE PERIOD              16.11%         =       T

Excluding Payment of the CDSC
Net Asset Value                         $13.75
Initial Investment                   $1,000.00          =       P
Ending Redeemable Value              $1,774.85          =       ERV
                                                                n
Inception through 06/30/97                3.84          =


TOTAL RETURN FOR THE PERIOD              16.11%         =       T

             NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                       INCEPTION THROUGH JUNE 30, 1997

Formula                                 ERV - P
                                        -------
                                           P       =    T

Including Payment of the CDSC
Net Asset Value                         $13.75
Initial Investment                   $1,000.00          =       P
Ending Redeemable Value              $1,774.85          =       ERV

TOTAL RETURN FOR THE PERIOD              77.49%         =       T


Excluding Payment of the CDSC
Net Asset Value                         $13.75
Initial Investment                   $1,000.00          =       P
Ending Redeemable Value              $1,774.85          =       ERV

TOTAL RETURN FOR THE PERIOD              77.49%         =       T